UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2016

Central Index Key Number of the issuing entity: 0001664682
Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 8, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9 (the “Certificates”), were issued by Morgan Stanley Capital I Trust 2016-UBS9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent. Capitalized terms used but not defined herein will have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Gulfport Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Gulfport Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Gulfport Premium Outlets Whole Loan”) that includes the Gulfport Premium Outlets Mortgage Loan and two pari passu promissory notes, neither of which is an asset of the Issuing Entity (collectively, the “Gulfport Premium Outlets Non-Serviced Pari Passu Companion Loans”). The Pooling and Servicing Agreement provides that the Gulfport Premium Outlets Whole Loan is to be serviced and administered (i) until the securitization of the controlling Gulfport Premium Outlets Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement for the MSCI 2015-UBS8 securitization transaction, and (ii) from and after the securitization of the controlling Gulfport Premium Outlets Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Gulfport Premium Outlets Non-Serviced Pari Passu Companion Loan was securitized on May 5, 2016. Consequently, the Gulfport Premium Outlets Whole Loan, including the Gulfport Premium Outlets Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2016 (the “MSBAM 2016-C29 PSA”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 securitization transaction, into which the controlling Gulfport Premium Outlets Non-Serviced Pari Passu Companion Loan was deposited. Wells Fargo Bank, National Association has engaged Midland Loan Services, a Division of PNC Bank, National Association as a sub-servicer in respect of the Gulfport Premium Outlets Whole Loan. The MSBAM 2016-C29 PSA is attached hereto as Exhibit 4.5.

The servicing terms of the MSBAM 2016-C29 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the Gulfport Premium Outlets Whole Loan, are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to Serviced Whole

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Loans; however, the servicing arrangements under such agreements are expected to differ in certain respects. For example:

• The MSBAM 2016-C29 PSA reflects that the Gulfport Premium Outlets Whole Loan must be serviced in accordance with the related Intercreditor Agreement.

• The primary servicing fee rate payable to the related Non-Serviced Master Servicer under the MSBAM 2016-C29 PSA is 0.0025% per annum (which is paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Gulfport Premium Outlets Mortgage Loan).

• Special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the MSBAM 2016-C29 PSA with respect to the Gulfport Premium Outlets Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that the special servicing fee rate is 0.25% per annum (or such higher rate as would result in a monthly payment of $3,500), and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to the Non-Serviced Special Servicer.

• Any party to the MSBAM 2016-C29 PSA that makes a property protection advance with respect to the Gulfport Premium Outlets Mortgage Loan will be entitled to reimbursement for that advance, with interest at the prime rate, in a manner similar to the reimbursement of Servicing Advances under the Pooling and Servicing Agreement. However, the extent to which modification fees or other fee items with respect to the Gulfport Premium Outlets Whole Loan may be applied to offset servicing compensation, interest on advances and/or other servicer expenses will, in certain circumstances, be less than is the case under the Pooling and Servicing Agreement.

• Items with respect to the Gulfport Premium Outlets Whole Loan that are the equivalent of assumption application fees, assumption, waiver, consent and earnout fees and/or Excess Modification Fees and that constitute additional servicing compensation under the MSBAM 2016-C29 PSA will not be payable to the Master Servicer or Special Servicer under the Pooling and Servicing Agreement and will be allocated between the related Non-Serviced Master Servicer and the related Non-Serviced Special Servicer under the MSBAM 2016-C29 PSA in proportions that are different than the allocation of similar fees under the Pooling and Servicing Agreement between the Master Servicer and Special Servicer for the MSCI 2016-UBS9 transaction.

• The parties to the MSBAM 2016-C29 PSA (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the MSBAM 2016-C29 PSA to the same extent that parties to the Pooling and Servicing Agreement (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the MSBAM 2016 C29 PSA. The Trust, as holder of the Gulfport Premium Outlets Mortgage Loan, will be responsible for its pro rata share of any such amounts (including out of general collections on the MSBAM 2016-C29 mortgage pool, if necessary).

• The related Non-Serviced Special Servicer will be required to take actions with respect to the Gulfport Premium Outlets Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions are substantially similar to the actions described under “—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus dated February 23, 2016 (the “Prospectus”).

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• The MSBAM 2016-C29 directing certificateholder (currently RREF III Debt AIV, LP) will be the initial party entitled to exercise the rights of the “controlling note holder” under the related Intercreditor Agreement. The MSBAM 2016-C29 directing certificateholder will have rights substantially similar to the Directing Certificateholder under the Pooling and Servicing Agreement with respect to the servicing and administration of the Gulfport Premium Outlets Whole Loan, including consenting to “major decisions” under the MSBAM 2016-C29 PSA proposed by the related Non-Serviced Special Servicer and reviewing and consenting to asset status reports prepared by such Non-Serviced Special Servicer in respect of the Gulfport Premium Outlets Whole Loan.

• The servicing transfer events of the MSBAM 2016-C29 PSA that would cause the Gulfport Premium Outlets Whole Loan to become specially serviced are similar to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement.

• The provisions of the MSBAM 2016-C29 PSA also vary from the Pooling and Servicing Agreement with respect to timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)             Exhibits:

4.5	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane Lam Name: Jane Lam Title: Vice President

Date: May 11, 2016

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EXHIBIT INDEX

Exhibit Number	Description
4.5	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

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